Exhibit 99.1

Leidos Security Enterprise Solutions and Analogic partner to form American joint venture and strengthen global security screening capabilities

The new joint venture brings together advanced security detection systems and imaging technology to strengthen airports, borders and critical infrastructure worldwide

RESTON, Va. (April 15, 2026) – Leidos (NYSE: LDOS) and investment firm Altaris have entered into a joint venture agreement focused on protecting people and places, ensuring the free flow of commerce and travelers, and strengthening national and global security. The partnership will enhance security screening by promoting innovation, delivering more efficient solutions and strengthening security screening for airports, borders and critical infrastructure customers worldwide.

This joint venture combines Leidos’ Security Enterprise Solutions (SES) business and Altaris-owned Analogic, bringing together complementary detection technologies, manufacturing capabilities and engineering expertise into a single, U.S.-based enterprise with global operational reach.

Consolidating these two businesses aims to improve security product innovation while unlocking efficiencies in research and development, manufacturing and operations of next-generation screening technologies. It also aims to support a faster transition to AI-native and 3D imaging solutions, helping advance more efficient and effective screening capabilities.

“Our unified joint venture represents a focused step to strengthen U.S. capabilities in security detection at a time when global travel and trade continue to grow,” said Leidos Chief Executive Officer Tom Bell. “Combining SES with Analogic will position the new company to promote investment in innovation, deliver more efficient solutions for the U.S. government and ensure that the world’s advanced security technology is designed and engineered from the United States.”

“Today marks an important milestone for our company and for the security industry. By combining two highly complementary organizations, we are creating a stronger, more capable company with the expertise and breadth of solutions to better meet evolving customer needs worldwide,” said Analogic Chief Executive Officer Tom Ripp.

The proposed deal will allow the new company to focus on growth in the global detection and imaging market and for Leidos to continue investing in core growth areas identified in its NorthStar 2030 strategy.

Transaction Details

As part of the deal, Leidos will contribute approximately 1,500 employees representing $625 million in projected 2026 revenue to the new joint venture. The privately held company will operate under the Analogic brand, with Leidos retaining significant minority ownership.

Approvals and Timing

The transaction is expected to close in the second half of 2026, subject to customary closing conditions, including receipt of regulatory approvals.

Advisors

Leidos retained PJT Partners as financial advisor, Fried, Frank, Harris, Shriver & Jacobson LLP and DLA Piper as legal advisors and KPMG as accounting advisor in connection with the transaction. Kirkland & Ellis LLP and Hinckley Allen & Snyder LLP acted as legal advisors to Analogic, along with Ernst & Young LLP as accounting advisor.

About Leidos

Leidos is an industry and technology leader serving government and commercial customers with smarter, more efficient digital and mission innovations. Headquartered in Reston, Virginia, with approximately 50,000 global employees, Leidos reported annual revenues of approximately $17.2 billion for the fiscal year ended January 2, 2026. For more information, visit www.leidos.com.

About Analogic

Analogic, headquartered in Salem, NH, is a global leader in design, development, manufacturing and support of technically advanced and cost-effective imaging & detection and power technology solutions for aviation security, healthcare and other high-end industrial markets. For more information, visit www.analogic.com.

About Altaris

Altaris is an investment firm with an exclusive focus on acquiring and building companies in the healthcare industry. Since its inception in 2003, Altaris has invested in more than 50 companies across a range of healthcare subsectors, with a consistent goal of delivering value to the healthcare system and generating attractive financial returns for investors. Altaris is headquartered in New York City and manages $9+ billion of equity capital. For more information, visit www.altariscap.com.

Certain statements in this release contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from those results anticipated by our guidance and other forward-looking statements made in this release depending on a variety of factors, including, but not limited to: our ability to complete this transaction at all or in accordance with any anticipated timeline; our ability to achieve the satisfaction or waiver of all conditions to the closing of this transaction, including receipt of required regulatory approvals; the ability of the new joint venture company to successfully integrate the SES business and Analogic at all or otherwise in accordance with any anticipated timeline; developments in the U.S. government defense and non-defense budgets, including budget reductions, sequestration, implementation of spending limits or changes in budgetary priorities, future delays in the U.S. government budget process, or the U.S. government’s failure to raise the debt ceiling, which increases the possibility of a default by the U.S. government on its debt obligations, related credit-rating downgrades, or an economic recession; uncertainties in tax due to new tax legislation or other regulatory developments; deterioration of economic conditions or weakening in credit or capital markets; uncertainty in the consequences of current and future geopolitical events; inflationary pressures and fluctuations in interest rates; delays in the

U.S. government contract procurement process or the award of contracts and delays or loss of contracts as a result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to respond rapidly to emerging technology trends, including the use of artificial intelligence; our reliance on information technology spending by hospitals/healthcare organizations; our reliance on infrastructure investments by industrial and natural resources organizations; energy efficiency and alternative energy sourcing investments; investments by U.S. government and commercial organizations in environmental impact and remediation projects; the effects of an epidemic, pandemic or similar outbreak may have on our business, financial position, results of operations and/or cash flows; our ability to attract, train and retain skilled employees, including our management team, and to obtain security clearances for our employees; our ability to accurately estimate costs, including cost increases due to inflation, associated with our firm-fixed-price contracts and other contracts; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues; cybersecurity, data security or other security threats, system failures or other disruptions of our business; our compliance with international, federal, state and local laws and regulations regarding privacy, data security, protection, storage, retention, transfer, disposal and other processing, technology protection and personal information; the damage and disruption to our business resulting from natural disasters and the effects of climate change; our ability to effectively acquire businesses and make investments; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the failure of our inspection or detection systems to detect threats; the adequacy of our insurance programs, customer indemnifications or other liability protections designed to protect us from significant product or other liability claims, including cybersecurity attacks; our ability to manage risks associated with our international business; our ability to comply with the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act of 2010 and similar worldwide anti-corruption and anti-bribery laws and regulations; our ability to protect our intellectual property and other proprietary rights by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to prevail in litigation brought by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to declare or increase future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable law and our agreements; our ability to grow our commercial health and infrastructure businesses, which could be negatively affected by budgetary constraints faced by hospitals and by developers of energy and infrastructure projects; our ability to successfully integrate acquired businesses; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks described in our Securities and Exchange Commission filings.

Media Contact

Victor Melara

Senior Media Relations Manager

703.431.4612

victor.a.melara@leidos.com

Investor Relations

Stuart Davis

571.526.6124

ir@leidos.com